UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005

Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

3 Times Square, 12th Floor
New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1: Poster
EX-99.2: Poster
EX-99.3: Press Release
EX-99.4: Press Release

Item 7.01. Regulation FD Disclosure

     On May 2, 2005, the following information related to Macugen® (pegaptanib sodium injection), the first and only FDA-approved treatment for all types of neovascular (wet) age-related macular degeneration, which is being commercialized and further developed by Eyetech Pharmaceuticals, Inc. and Pfizer Inc., was presented at the 2005 Association for Research in Vision and Ophthalmology (ARVO) annual meeting in Fort Lauderdale, Fla.:

•	Safety Evaluation of Second Year Treatment of Age-Related Macular Degeneration with Pegaptanib Sodium (Macugen®): VEGF Inhibition Study in Ocular Neovascularization (VISION) presented at a poster session on Monday, May 02, 2005 at 11:15 AM — 1:00 PM, by William Mieler, M.D., Department of Ophthalmology and Visual Science, University of Chicago, Chicago, IL.

•	VEGF164 Governs Leukocyte Dynamics and Pathological Neovascularization presented at a poster session on Monday, May 02, 2005, 11:15 AM — 1:00 PM, by K. Nishijima, Eyetech Research Center, Lexington, MA.

The full posters are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

     On May 2, 2005, Eyetech Pharmaceuticals, Inc. issued the following:

•	a press release announcing that the safety profile of Macugen® (pegaptanib sodium injection) in the treatment of neovascular age-related macular degneration was maintained for two years and

•	a press release announcing that preclinical studies demonstrate the significance of VEGF164 in pathological neovascularization.

The full press releases are furnished as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

     The furnishing of the attached posters and press releases is not an admission as to the materiality of any of the information set forth therein or herein.

     The information in this Item 7.01 of Form 8-K (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005	EYETECH PHARMACEUTICALS, INC.
	By:	Glenn P. Sblendorio
		Name:	Glenn P. Sblendorio
		Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Poster of Safety Evaluation of Second Year Treatment of Age-Related Macular Degeneration with Pegaptanib Sodium (Macugen®): VEGF Inhibition Study in Ocular Neovascularization (VISION) presented at the 2005 Association for Research in Vision and Ophthalmology annual meeting on May 2, 2005

99.2	Poster of VEGF164 Governs Leukocyte Dynamics and Pathological Neovascularization presented at the 2005 Association for Research in Vision and Ophthalmology annual meeting on May 2, 2005

99.3
Press Release dated May 2, 2005 of Eyetech Pharmaceuticals, Inc. announcing that the safety profile of Macugen® (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration was maintained for two years

99.4	Press Release dated May 2, 2005 of Eyetech Pharmaceuticals, Inc. announcing that preclinical studies demonstrate the significance of VEGF 164 in pathological neovascularization